1
                                                                                                                  Exhibit 21.1
METLIFE, INC.
As of 12/31/24
Wholly-Owned Active Subsidiaries1

1. 10700 WILSHIRE, LLC (DE)
2. 1201 TAB MANAGER, LLC (DE)
3. 1350 EYE STREET MANAGER LLC (DE)
4. 1350 EYE STREET OWNER LLC (DE)
5. 150 NORTH RIVERSIDE PE MEMBER, LLC (DE)
6. 1960 GRAND FUND LP (DE)
7. 1960 GRAND GP LLC (DE)
8. 1960 GRAND MANAGER LLC (DE)
9. 1960 GRAND OWNER LLC (DE)
10. 1960 GRAND VENTURE LLC (DE)
11. 225 6th STREET MANAGER LLC (DE)
12. 23RD STREET INVESTMENTS, INC. (DE)
13. 240 WEST 35TH FUND LP (DE)
14. 240 WEST 35TH GP LLC (DE)
15. 240 WEST 35TH MANAGER LLC (DE)
16. 500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
17. 500 GRANT STREET GP LLC (DE)
18. 6104 HOLLYWOOD, LLC (DE)
19.AFFIRMATIVE INVESTMENT MANAGEMENT AUSTRALIA PTY LTD (AUSTRALIA)
20.AFFIRMATIVE INVESTMENT MANAGEMENT PARTNERS LTD (UK)
21.AFFIRMATIVE INVESTMENT MANAGEMENT US LTD (NH)
22.AFP GENESIS ADMINISTRADORA DE FONDOS Y FIDECOMISOS S.A. (ECUADOR)
23.AGENVITA S.R.L. (ITALY)
24.ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)
25.ALICO OPERATIONS, LLC (DE)
26.AMERICAN LIFE INSURANCE COMPANY (DE)
27.BLOCK VISION OF TEXAS, INC. (TX)
28.BORDERLAND INVESTMENTS LIMITED (DE)
29.BOULEVARD RESIDENTIAL, LLC (DE)
30.CC HOLDCO MANAGER, LLC (DE)
31.CHESTNUT FLATS WIND, LLC (DE)
32.CLOSED JOINT-STOCK COMPANY MASTER-D (RUSSIA)
33.COMMONWEALTH ML MANAGER LLC (DE)
34.COMPANIA INVERSORA METLIFE S.A. (ARGENTINA)
35.COVA LIFE MANAGEMENT COMPANY (DE)
36.CW PROPERTY MANAGER LLC (DE)
37.DAVIS VISION, INC. (NY)
38.DAVIS VISION IPA, INC. (NY)
39.DELAWARE AMERICAN LIFE INSURANCE COMPANY (DE)
1 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

2

40.EXCELENCIA OPERATIVA Y TECNOLOGICA, S.A DE C.V. (MEXICO)
41.FORTISSIMO CO., LTD (JAPAN)
42.FUNDACIÓN METLIFE MEXICO, A.C. (MEXICO)
43.GLOBAL PROPERTIES, INC. (DE)
44.GV VENTURE MANAGER LLC (DE)
45.HAMPDEN SQUARE MANAGER LLC (DE)
46.HASKELL EAST VILLAGE, LLC (DE)
47.HD OWNER LLC (DE)
48.HOUSING FUND MANAGER, LLC (DE)
49.INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (DE)
50.INVERSIONES METLIFE HOLDCO DOS LIMITADA (CHILE)
51.INVERSIONES METLIFE HOLDCO TRES LIMITADA (CHILE)
52.LHC HOLDINGS (US) LLC (DE)
53.LHCW HOLDINGS (US) LLC (DE)
54.LHCW HOTEL HOLDING (2002) LLC (DE)
55.LHCW HOTEL HOLDING LLC (DE)
56.LHCW HOTEL OPERATING COMPANY (2002) LLC (DE)
57.MAG MANAGER LLC (DE)
58.MAV 1 (DE)
59.MAV G1 TRUST HOLDINGS LLC (DE)
60.MAV G1 (DE)
61.MAV TRUST HOLDINGS LLC (DE)
62.MC PORTFOLIO JV MEMBER, LLC (DE)
63.MCJV, LLC (DE)
64.MCP BLOCK 23 RESIDENTIAL OWNER, LLC (DE)
65.MCPP OWNERS, LLC (DE)
66.MCRE BLOCK 40, LP (DE)
67.MET 1065 HOTEL, LLC (DE)
68.MET CANADA SOLAR ULC (CANADA)
69.METLIFE 1007 STEWART, LLC (DE)
70.METLIFE 1201 TAB MEMBER, LLC (DE)
71.METLIFE 425 MKT MANAGER, LLC (DE)
72.METLIFE 425 MKT MEMBER, LLC (DE)
73.METLIFE 500 CANAL STREET MEMBER LLC (DE)
74.METLIFE 555 12TH MEMBER, LLC (DE)
75.METLIFE 8280 MEMBER, LLC (DE)
76.METLIFE ACOMA OWNER, LLC (DE)
77.METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
78.METLIFE ALTERNATIVES GP, LLC (DE)
79.METLIFE ASHTON AUSTIN OWNER, LLC (DE)
80.METLIFE ASIA HOLDING COMPANY PTE. LTD. (SINGAPORE)
81.METLIFE ASIA LIMITED (HONG KONG)
82.METLIFE ASIA SERVICES SDN. BHD (MALAYSIA)

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83.METLIFE ASSIGNMENT COMPANY, INC. (DE)
84.METLIFE BORO STATION MEMBER, LLC (DE)

85.METLIFE CAMINO RAMON MEMBER, LLC (DE)
86.METLIFE CAMPUS AT SGV MEMBER, LLC (DE)
87.METLIFE CAPITAL CREDIT L.P. (DE)
88.METLIFE CAPITAL TRUST IV (DE)
89.METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
90.METLIFE CC MEMBER, LLC (DE)
91.METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
92.METLIFE CHILE INVERSIONES LIMITADA (CHILE)
93.METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
94.METLIFE CHILE SEGUROS GENERALES S.A. (CHILE)
95.METLIFE CHINO MEMBER, LLC (DE)
96.METLIFE COLOMBIA SEGUROS DE VIDA S.A. (COLOMBIA)
97.METLIFE COMMERCIAL MORTGAGE INCOME FUND GP, LLC (DE)
98.METLIFE CONSQUARE MEMBER, LLC (DE)
99.METLIFE CONSUMER SERVICES, INC. (DE)
100.METLIFE CORE PROPERTY FUND GP, LLC (DE)
101.METLIFE CREDIT CORP. (DE)
102.METLIFE ENHANCED CORE PROPERTY FUND GP, LLC (DE)
103.METLIFE EU HOLDING COMPANY LIMITED (IRELAND)
104.METLIFE EUROPE D.A.C. (IRELAND)
105.METLIFE EUROPE INSURANCE D.A.C. (IRELAND)
106.METLIFE EUROPE SERVICES LIMITED (IRELAND)
107.METLIFE FINANCIAL SERVICES, CO., LTD. (SOUTH KOREA)
108.METLIFE FM HOTEL MEMBER, LLC (DE)
109.METLIFE FUNDING, INC. (DE)
110.METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
111.METLIFE GLOBAL BENEFITS, LTD. (CAYMAN ISLANDS)
112.METLIFE GLOBAL BERMUDA, LTD. (BERMUDA)
113.METLIFE GLOBAL HOLDING COMPANY I GMBH (SWISS I) (SWITZERLAND)
114.METLIFE GLOBAL HOLDING COMPANY II LLC (DE / SWITZERLAND)
115.METLIFE GLOBAL HOLDING COMPANY III GMBH (SWISS III) (SWITZERLAND)
116.METLIFE GLOBAL HOLDINGS LLC (DE)
117.METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED (INDIA)
118.METLIFE GLOBAL, INC. (DE)
119.METLIFE GROUP, INC. (NY)
120.METLIFE GV OWNER LLC (DE)
121.METLIFE HCMJV 1 GP, LLC (DE)
122.METLIFE HCMJV 1 LP, LLC (DE)
123.METLIFE HEALTH PLANS, INC. (DE)
124.METLIFE HOLDINGS, INC. (DE)
125.METLIFE HOME LOANS, LLC (DE)

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126.METLIFE INNOVATION CENTRE LIMITED (IRELAND)
127.METLIFE INNOVATION CENTRE PTE. LTD. (SINGAPORE)
128.METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
129.METLIFE INSURANCE BROKERAGE, INC. (NY)

130.METLIFE INSURANCE COMPANY OF KOREA, LTD. (REPUBLIC OF KOREA)
131.METLIFE INSURANCE K.K. (JAPAN)
132.METLIFE INSURANCE LIMITED (AUSTRALIA)
133.METLIFE INTERNATIONAL HF PARTNERS, LP (CAYMAN ISLANDS)
134.METLIFE INTERNATIONAL HOLDINGS, LLC (DE)
135.METLIFE INTERNATIONAL LIMITED, LLC (DE)
136.METLIFE INTERNATIONAL PE FUND III, LP (CAYMAN ISLANDS)
137.METLIFE INTERNATIONAL PE FUND IV, LP (CAYMAN ISLANDS)
138.METLIFE INTERNATIONAL PE FUND V, LP (CAYMAN ISLANDS)
139.METLIFE INTERNATIONAL PE FUND VI, LP (CAYMAN ISLANDS)
140.METLIFE INTERNATIONAL PE FUND VII, LP (CAYMAN ISLANDS)
141.METLIFE INTERNATIONAL PE FUND VIII, LP (CAYMAN ISLANDS)
142.METLIFE INVESTMENT MANAGEMENT EUROPE LIMITED (IRELAND)
143.METLIFE INVESTMENT MANAGEMENT HOLDINGS (IRELAND) LIMITED
144.METLIFE INVESTMENT MANAGEMENT HOLDINGS, LLC (DE)
145.METLIFE INVESTMENT MANAGEMENT JAPAN, LTD. (JAPAN)
146.METLIFE INVESTMENT MANAGEMENT LIMITED (UNITED KINGDOM)
147.METLIFE INVESTMENT MANAGEMENT, LLC (DE)
148.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS, L.P. (DE)
149.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS II, LP (DE)
150.METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
151.METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
152.METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
153.METLIFE INVESTMENTS SECURITIES, LLC (DE)
154.METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
155.METLIFE INVESTORS GROUP, LLC (DE)
156.METLIFE IRELAND TREASURY D.A.C. (IRELAND)
157.METLIFE JAPAN 1960 GRAND BLOCKER LLC (DE)
158.METLIFE JAPAN 240 WEST 35TH OWNER (BLOCKER) LLC (DE)
159.METLIFE JAPAN GHV (HOTEL) FUND LP (DE)
160.METLIFE JAPAN GMV (MALL) FUND LP (DE)
161.METLIFE JAPAN GV GP LLC (DE)
162.METLIFE JAPAN OWNER (BLOCKER) LLC (DE)
163.METLIFE JAPAN US EQUITY FUND GP LLC (DE)
164.METLIFE JAPAN US EQUITY FUND LP (DE)
165.METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)
166.METLIFE JAPAN US EQUITY OWNERS LLC (DE)
167.METLIFE JAPAN WATER TOWER FUND LP (DE)
168.METLIFE JAPAN WATER TOWER GP LLC (DE)

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169.METLIFE JAPAN WATER TOWER OWNER (BLOCKER) LLC (DE)
170.METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
171.METLIFE LEGAL PLANS, INC. (DE)
172.METLIFE LHH MEMBER, LLC (DE)
173.METLIFE LOAN ASSET MANAGEMENT LLC (DE)
174.METLIFE LONG SHORT CREDIT FUND, LP (DE)

175.METLIFE LONG SHORT CREDIT MASTER FUND, LP (DE)
176.METLIFE MAS, S.A. DE C.V. (MEXICO)
177.METLIFE MEXICO HOLDINGS, S. DE R.L. DE C.V. (MEXICO)
178.METLIFE MEXICO S.A. DE C.V. (MEXICO)
179.METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
180.METLIFE MIDDLE MARKET PRIVATE DEBT GP II, LLC (DE)
181.METLIFE MIDDLE MARKET PRIVATE DEBT GP, LLC (DE)
182.METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL FUND, LP (CAYMAN ISLANDS)
183.METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL GP, LLC (DE)
184.METLIFE MMPD II SPECIAL, LLC (DE)
185.METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
186.METLIFE NEXT GEN VENTURES, LLC (DE)
187.METLIFE OBS MEMBER, LLC (DE)
188.METLIFE OFC MEMBER, LLC (DE)
189.METLIFE ONTARIO STREET MEMBER, LLC (DE)
190.METLIFE OPPORTUNISTIC REAL ESTATE DEBT FEEDER FUND, LP (CAYMAN ISLANDS)
191.METLIFE OPPORTUNISTIC REAL ESTATE DEBT FUND GP, LLC (DE)
192.METLIFE OPPORTUNISTIC REAL ESTATE DEBT FUND, LP (DE)
193.METLIFE PARK TOWER MEMBER, LLC (DE)
194.METLIFE PENSION TRUSTEES LIMITED (UK)
195.METLIFE PENSIONES MEXICO S.A. (MEXICO)
196.METLIFE PET INSURANCE SOLUTIONS LLC (KY)
197.METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
198.METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
199.METLIFE PROPERTIES VENTURES, LLC (DE)
200.METLIFE RC SF MEMBER, LLC (DE)
201.METLIFE REAL ESTATE LENDING LLC (DE)
202.METLIFE REINSURANCE COMPANY OF BERMUDA LTD. (BERMUDA)
203.METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
204.METLIFE REINSURANCE COMPANY OF HAMILTON, LTD. (BERMUDA)
205.METLIFE REINSURANCE COMPANY OF VERMONT (VT)
206.METLIFE RETIREMENT SERVICES LLC (NJ)
207.METLIFE SECURITIZATION DEPOSITOR LLC (DE)
208.METLIFE SEGUROS S.A. (URUGUAY)
209.METLIFE SENIOR DIRECT LENDING FINCO, LLC (DE)
210.METLIFE SENIOR DIRECT LENDING FUND II, LP (DE)
211.METLIFE SENIOR DIRECT LENDING GP II, LLC (DE)

6

212.METLIFE SENIOR DIRECT LENDING GP, LLC (DE)
213.METLIFE SENIOR DIRECT LENDING HOLDINGS, LP (DE)
214.METLIFE SERVICES AND SOLUTIONS, LLC (DE)
215.METLIFE SERVICES CYPRUS LIMITED (CYPRUS)
216.METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
217.METLIFE SERVICES EEIG (IRELAND)
218.METLIFE SERVICES PTY LIMITED (AUSTRALIA)

219.METLIFE SERVICES, SOCIEDAD LIMITADA (SPAIN)
220.METLIFE SERVICIOS S.A. (ARGENTINA)
221.METLIFE SINGLE FAMILY RENTAL FEEDER A, LP (DE)
222.METLIFE SINGLE FAMILY RENTAL FEEDER J, LLC (DE)
223.METLIFE SINGLE FAMILY RENTAL FUND GP, LLC (DE)
224.METLIFE SINGLE FAMILY RENTAL FUND, LP (DE)
225.METLIFE SINGLE FAMILY RENTAL HOLDINGS A, LP (DE)
226.METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
227.METLIFE SOLUTIONS S.A.S. (FRANCE)
228.METLIFE SP HOLDINGS, LLC (DE)
229.METLIFE STRATEGIC HOTEL DEBT FUND GP, LLC (DE)
230.METLIFE THR INVESTOR, LLC (DE)
231.METLIFE TOWER RESOURCES GROUP, INC. (DE)
232.METLIFE UK LIMITED (UK)
233.METLIFE UK MANAGEMENT COMPANY LIMITED (UK)
234.METLIFE WATER TOWER OWNER LLC (DE)
235.METLIFE WORLDWIDE HOLDINGS, LLC (DE)
236.METROPOLITAN GENERAL INSURANCE COMPANY (RI)
237.METROPOLITAN GLOBAL MANAGEMENT, LLC (DE)
238.METROPOLITAN LIFE INSURANCE COMPANY (NY)
239.METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
240.METROPOLITAN LIFE SOCIETATE DE ADMINISTRARE A UNUI FOND DE PENSII ADMINISTRAT PRIVAT S.A. (ROMANIA)
241.METROPOLITAN TOWER LIFE INSURANCE COMPANY (NE)
242.METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
243.MEX DF PROPERTIES, LLC (DE)
244.MIDTOWN HEIGHTS, LLC (DE)
245.MIM ALDER AVENUE INDUSTRIAL MANAGER, LLC (DE)
246.MIM CAMPUS AT SGV MANAGER, LLC (DE)
247.MIM CLAL GENERAL PARTNER 2.0, LLC (DE)
248.MIM CLAL GENERAL PARTNER, LLC (DE)
249.MIM CM SYNDICATOR LLC (DE)
250.MIM COOPERATIVE MANAGER, LLC (DE)
251.MIM EMD GP, LLC (DE)
252.MIM I LLC (PA)
253.MIM INTERSECT MANAGER, LLC (DE)
254.MIM LS GP, LLC (DE)

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255.MIM METWEST INTERNATIONAL MANAGER, LLC (DE)
256.MIM ML-AI VENTURE 5 MANAGER, LLC (DE)
257.MIM OMD MANAGER, LLC (DE)
258.MIM PROPERTY MANAGEMENT OF GEORGIA 1, LLC (DE)
259.MIM PROPERTY MANAGEMENT, LLC (DE)
260.MIM RAUSCH CREEK LOGISTICS CENTER MANAGER I, LLC (DE)
261.MIM RAUSCH CREEK LOGISTICS CENTER MANAGER II, LLC (DE)
262.MIM RINCON MANAGER, LLC (DE)

263.MIM STEEL HOUSE MANAGER, LLC (DE)
264.MIM VALLEY BOULEVARD INDUSTRIAL MANAGER, LLC (DE)
265.MISSOURI REINSURANCE, INC. (CAYMAN ISLANDS)
266.ML 1960 GRAND LLC (DE)
267.ML 225 6TH STREET MEMBER LLC (DE)
268.ML 240 WEST 35TH OWNER LLC (DE)
269.ML 300 THIRD MEMBER LLC (DE)
270.ML 335 8TH PE MEMBER, LLC (DE)
271.ML 610 ZANE MEMBER, LLC (DE)
272.ML AG MEMBER LLC (DE)
273.ML ARMATURE MEMBER, LLC (DE)
274.ML ARTISAN CROSSING PE MEMBER, LLC (DE)
275.ML BELLEVUE MANAGER, LLC (DE)
276.ML BELLEVUE MEMBER LLC (DE)
277.ML CAPACITACIÓN COMERCIAL S.A. DE C.V. (MEXICO)
278.ML CERRITOS TC MEMBER, LLC (DE)
279.ML CLAL MEMBER 2.0, LLC (DE)
280.ML CLAL MEMBER, LLC (DE)
281.ML CORNER 63 MEMBER, LLC (DE)
282.ML CW MEMBER LLC (DE)
283.ML DOLPHIN GP, LLC (DE)
284.ML DOLPHIN MEZZ, LLC (DE)
285.ML HS MEMBER LLC (DE)
286.ML HUDSON MEMBER, LLC (DE)
287.ML MATSON MILLS MEMBER LLC (DE)
288.ML MILILANI MEMBER, LLC (DE)
289.ML MMIP MEMBER, LLC (DE)
290.ML NAVY YARD MEMBER, LLC (DE)
291.ML OMD MEMBER, LLC (DE)
292.ML ONE BEDMINSTER, LLC (DE)
293.ML PE TERMINAL 106, LLC (DE)
294.ML PORT CHESTER SC MEMBER, LLC (DE)
295.ML SENTINEL SQUARE MEMBER, LLC (DE)
296.ML SLOAN’S LAKE MEMBER, LLC (DE)
297.ML SOUTHLANDS MEMBER, LLC (DE)

8

298.ML SOUTHMORE, LLC (DE)
299.ML SWAN GP, LLC (DE)
300.ML SWAN MEZZ, LLC (DE)
301.ML TERMINAL 106 MANAGER, LLC (DE)
302.ML TERMINAL 106 MEMBER, LLC (DE)
303.ML TERRACES, LLC (DE)
304.ML UNIVERSITY TOWN CENTER MEMBER, LLC (DE)
305.ML VENTURE 1 MANAGER, S. DE R.L. DE C.V. (MEXICO)
306.ML VENTURE 1 SERVICER, LLC (DE)
307.ML-AI METLIFE MEMBER 2, LLC (DE)

308.ML-AI METLIFE MEMBER 3, LLC (DE)
309.ML-AI METLIFE MEMBER 4, LLC (DE)
310.ML-AI METLIFE MEMBER 5, LLC (DE)
311.MLIA MANAGER I, LLC (DE)
312.MLIA PARK TOWER MANAGER, LLC (DE)
313.MLIA SBAF COLONY MANAGER LLC (DE)
314.MLIA SBAF MANAGER LLC (DE)
315.MLJ US FEEDER LLC (DE)
316.ML-URS PORT CHESTER SC MANAGER, LLC (DE)
317.MM GLOBAL OPERATIONS SUPPORT CENTER, S.A. DE C.V. (MEXICO)
318.MMIP MANAGER, LLC (DE)
319.MMP CEDAR STREET OWNER, LLC (DE)
320.MMP CEDAR STREET REIT, LLC (DE)
321.MMP HOLDINGS III, LLC (DE)
322.MMP OLIVIAN OWNER, LLC (DE)
323.MMP OLIVIAN REIT, LLC (DE)
324.MMP OWNERS III, LLC (DE)
325.MMP OWNERS, LLC (DE)
326.MMP SOUTH PARK OWNER, LLC (DE)
327.MMP SOUTH PARK REIT, LLC (DE)
328.MMPDPF BREWER BLOCKER, LLC (DE)
329.MNQM TRUST 2020 (DE)
330.MNQM TRUST HOLDINGS LLC (DE)
331.MORE HOLDCO I, LLC (DE)
332.MORE ORIGINATOR, LLC (DE)
333.MREF 425 MKT, LLC (DE)
334.MSFR ACQUISITION, LLC (DE)
335.MSFR CUSTER 121 MEMBER, LLC (DE)
336.MSFR HORIZON UPTOWN MEMBER, LLC (DE)
337.MSFR JIMMY DELOACH MEMBER, LLC (DE)
338.MSFR JIMMY DELOACH PREFERRED MEMBER, LLC (DE)
339.MSFR MERIDIAN MCCORDSVILLE MEMBER, LLC (DE)
340.MSFR SAWDUST MEMBER, LLC (DE)

9

341.MSFR SMITH CLINE FARM MEMBER, LLC (DE)
342.MSHDF HOLDCO I, LLC (DE)
343.MSHDF HOLDCO II, LLC (DE)
344.MSHDF HOLDCO III, LLC (DE)
345.MSV IRVINE PROPERTY, LLC (DE)
346.MTL GV OWNER LLC (DE)
347.MTL HS MEMBER LLC (DE)
348.MTL LEASING, LLC (DE)
349.MZO OWNER LLC (DE)
350.MTU HOTEL OWNER, LLC (DE)
351.NATILOPORTEM HOLDINGS, LLC (DE)
352.NEWBURY INSURANCE COMPANY, LIMITED (DE)

353.OCONEE GOLF COMPANY, LLC (DE)
354.OCONEE HOTEL COMPANY, LLC (DE)
355.OCONEE LAND COMPANY, LLC (DE)
356.OCONEE LAND DEVELOPMENT COMPANY, LLC (DE)
357.OCONEE MARINA COMPANY, LLC (DE)
358.PACIFIC LOGISTICS INDUSTRIAL NORTH, LLC (DE)
359.PACIFIC LOGISTICS INDUSTRIAL SOUTH, LLC (DE)
360.PARK TOWER JV MEMBER, LLC (DE)
361.PARK TOWER REIT, INC. (DE)
362.PJSC METLIFE (UKRAINE)
363.PLAZA DRIVE PROPERTIES, LLC (DE)
364.PREFCO FOURTEEN, LLC (DE)
365.PROVIDA INTERNACIONAL S.A. (CHILE)
366.SAFEGUARD HEALTH ENTERPRISES, INC. (DE)
367.SAFEGUARD HEALTH PLANS, INC. (CA)
368.SAFEGUARD HEALTH PLANS, INC. (FL)
369.SAFEGUARD HEALTH PLANS, INC. (TX)
370.SAFEHEALTH LIFE INSURANCE COMPANY (CA)
371.SOUTHCREEK INDUSTRIAL HOLDINGS, LLC (DE)
372.ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
373.SUPERIOR VISION BENEFIT MANAGEMENT, INC. (NJ)
374.SUPERIOR VISION INSURANCE PLAN OF WISCONSIN, INC. (WI)
375.SUPERIOR VISION INSURANCE, INC. (AZ)
376.SUPERIOR VISION OF NEW JERSEY, INC. (NJ)
377.SUPERIOR VISION SERVICES, INC. (DE)
378.THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)
379.THE BUILDING AT 575 FIFTH RETAIL HOLDING LLC (DE)
380.THE BUILDING AT 575 FIFTH RETAIL OWNER LLC (DE)
381.TOV OWNER LLC (DE)
382.TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
383.UVC INDEPENDENT PRACTICE ASSOCIATION, INC. (NY)

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384.VERSANT HEALTH CONSOLIDATIONS CORP. (DE)
385.VERSANT HEALTH HOLDCO, INC. (DE)
386.VERSANT HEALTH LAB, LLC (DE)
387.VERSANT HEALTH, INC. (DE)
388.VIRIDIAN MIRACLE MILE, LLC (DE)
389.VISION 21 PHYSICIAN PRACTICE MANAGEMENT COMPANY (FL)
390.VISION TWENTY-ONE MANAGED EYE CARE IPA, INC. (NY)
391.WATER TOWER MANAGER LLC (DE)
392.WFP 1000 HOLDING COMPANY GP, LLC (DE)
393.WHITE OAK ROYALTY COMPANY (OK)
394.WHITE TRACT II, LLC (DE)

11
METLIFE, INC.
As of 12/31/24
Companies that are not wholly owned by MetLife, Inc., but which MetLife, Inc. directly or indirectly controls by virtue of its power to direct or cause the direction of such companies’ management and policies, whether through the ownership of voting securities, by contract, or otherwise (or is presumed to control under applicable insurance laws).2
Entities without percentages are either fund entities that are not consolidated into MetLife, Inc.’s balance sheet or entities that MetLife, Inc. indirectly controls via contract without holding any equity.

395. 60 11TH STREET, LLC (DE)
396. 93 RED RIVER, LP (DE)
397.AFP PROVIDA S.A. (CHILE)
398.ALICO PROPERTIES, INC. (DE)
399.AMMETLIFE INSURANCE BERHAD (MALAYSIA)
400.AMMETLIFE TAKAFUL BERHAD (MALAYSIA)
401.BIDV METLIFE LIFE INSURANCE LIMITED LIABILITY COMPANY (VIETNAM)
402.CENTER AVENUE INDUSTRIAL VENTURE, LLC (DE)
403.CENTER AVENUE INDUSTRIAL, LLC (DE)
404.DES MOINES CREEK BUSINESS PARK PHASE II, LLC (DE)
405.HM SLEEPY HOLLOW LLC (DE)
406.LONG ISLAND SOLAR FARM LLC (DE)
407.MAXIS GBN S.A.S. (FRANCE)
408.MAXIS INSURANCE BROKERAGE SERVICES, INC. (DE)
409.MAXIS SERVICES, LLC (DE)
410.MCMIF HOLDCO I, LLC (DE)
411.MCMIF HOLDCO II, LLC (DE)
412.MCMIF HOLDCO III, LLC (DE)
413.MCMIF HOLDCO IV, LLC (DE)
414.MCMIF TRS II, LLC (DE)
415.MCP – ENGLISH VILLAGE, LLC (DE)
416.MCP – WELLINGTON, LLC (DE)
417.MCP 122 E. SEGO LILLY, LLC (DE)
418.MCP 1500 MICHAEL, LLC (DE)
419.MCP 1900 MCKINNEY, LLC (DE)
420.MCP 2 AMES ONE, LLC (DE)
421.MCP 2 AMES OWNER, LLC (DE)
422.MCP 2 AMES TWO, LLC (DE)
423.MCP 2 AMES, LLC (DE)
424.MCP 220 YORK, LLC (DE)
425.MCP 22745 & 22755 RELOCATION DRIVE, LLC (DE)
426.MCP 249 INDUSTRIAL BUSINESS PARK, LLC (DE)
427.MCP 3040 POST OAK, LLC (DE)
428.MCP 350 ROHLWING, LLC (DE)
429.MCP 38TH WEST HIGHLAND, LLC (DE)
2 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

12

430.MCP 50-60 BINNEY, LLC (DE)
431.MCP 550 WEST WASHINGTON, LLC (DE)
432.MCP 7 RIVERWAY, LLC (DE)
433.MCP 9020 MURPHY ROAD, LLC (DE)
434.MCP 93 RED RIVER MEMBER, LLC (DE)
435.MCP ALDER AVENUE INDUSTRIAL MEMBER, LLC (DE)
436.MCP ALLEN CREEK MEMBER, LLC (DE)
437.MCP ALLEY24 EAST, LLC (DE)
438.MCP ASHTON SOUTH END, LLC (DE)
439.MCP ASTOR AT OSBORN, LLC (DE)
440.MCP BRADFORD, LLC (DE)
441.MCP BROADSTONE, LLC (DE)
442.MCP BUFORD LOGISTICS CENTER BLDG B, LLC (DE)
443.MCP BURNSIDE MEMBER, LLC (DE)
444.MCP CENTER AVENUE INDUSTRIAL MEMBER, LLC (DE)
445.MCP CLAWITER INNOVATION MEMBER, LLC (DE)
446.MCP COMMON DESK TRS, LLC (DE)
447.MCP DENVER PAVILIONS MEMBER, LLC (DE)
448.MCP DILLON RESIDENTIAL, LLC (DE)
449.MCP DILLON, LLC (DE)
450.MCP ENV CHICAGO, LLC (DE)
451.MCP ESG TRS, LLC (DE)
452.MCP FIFE ENTERPRISE CENTER, LLC (DE)
453.MCP FINANCING, LLC (DE)
454.MCP FRISCO OFFICE TWO, LLC (DE)
455.MCP FRISCO OFFICE, LLC (DE)
456.MCP GATEWAY COMMERCE CENTER 5, LLC (DE)
457.MCP GRAPEVINE, LLC (DE)
458.MCP HH HOTEL LB TRUST (MD)
459.MCP HH HOTEL LB, LLC (DE)
460.MCP HH HOTEL TRS LB, LLC (DE)
461.MCP HUB I PROPERTY, LLC (DE)
462.MCP HUB I, LLC (DE)
463.MCP KEY WEST, LLC (DE)
464.MCP LODGE AT LAKECREST, LLC (DE)
465.MCP LONGHAVEN ESTATES MEMBER, LLC (DE)
466.MCP MA PROPERTY REIT, LLC (DE)
467.MCP MAGNOLIA PARK MEMBER, LLC (DE)
468.MCP MAIN STREET VILLAGE, LLC (DE)
469.MCP MCFA ADDITIONAL PROPCO 1, LLC (DE)
470.MCP MCFA ADDITIONAL PROPCO 2, LLC (DE)
471.MCP MCFA ADDITIONAL PROPCO 3, LLC (DE)
472.MCP MCFA ADDITIONAL PROPCO 4, LLC (DE)
473.MCP MCFA ADDITIONAL PROPCO 5, LLC (DE)
474.MCP MOUNTAIN TECHNOLOGY CENTER MEMBER TRS, LLC (DE)

13

475.MCP NORTHYARDS HOLDCO, LLC (DE)
476.MCP NORTHYARDS MASTER LESSEE, LLC (DE)
477.MCP NORTHYARDS OWNER, LLC (DE)
478.MCP ONE WESTSIDE, LLC (DE)
479.MCP ONYX, LLC (DE)
480.MCP OPTIMIST PARK MEMBER, LLC (DE)
481.MCP PARAGON POINT, LLC (DE)
482.MCP PLAZA AT LEGACY, LLC (DE)
483.MCP PROPERTY MANAGEMENT, LLC (DE)
484.MCP RANCHERO VILLAGE MHC MEMBER, LLC (DE)
485.MCP RAUSCH CREEK LOGISTICS CENTER MEMBER I, LLC (DE)
486.MCP RAUSCH CREEK LOGISTICS CENTER MEMBER II, LLC (DE)
487.MCP SEATTLE GATEWAY INDUSTRIAL I, LLC (DE)
488.MCP SEATTLE GATEWAY INDUSTRIAL II, LLC (DE)
489.MCP SEVENTH AND OSBORN RETAIL MEMBER, LLC (DE)
490.MCP SHAKOPEE, LLC (DE)
491.MCP SLEEPY HOLLOW MEMBER, LLC (DE)
492.MCP SOCAL INDUSTRIAL – ANAHEIM, LLC (DE)
493.MCP SOCAL INDUSTRIAL – BERNARDO, LLC (DE)
494.MCP SOCAL INDUSTRIAL – CONCOURSE, LLC (DE)
495.MCP SOCAL INDUSTRIAL – FULLERTON, LLC (DE)
496.MCP SOCAL INDUSTRIAL – KELLWOOD, LLC (DE)
497.MCP SOCAL INDUSTRIAL – LAX, LLC (DE)
498.MCP SOCAL INDUSTRIAL – LOKER, LLC (DE)
499.MCP SOCAL INDUSTRIAL – REDONDO, LLC (DE)
500.MCP SOCAL INDUSTRIAL – SPRINGDALE, LLC (DE)
501.MCP STATELINE, LLC (DE)
502.MCP THE PALMS AT DORAL, LLC (DE)
503.MCP TRIMBLE CAMPUS, LLC (DE)
504.MCP UNION ROW, LLC (DE)
505.MCP VALLEY BOULEVARD INDUSTRIAL MEMBER, LLC (DE)
506.MCP VALLEY FORGE ONE, LLC (DE)
507.MCP VALLEY FORGE OWNER, LLC (DE)
508.MCP VALLEY FORGE TWO, LLC (DE)
509.MCP VALLEY FORGE, LLC (DE)
510.MCP VANCE JACKSON, LLC (DE)
511.MCP VINEYARD AVENUE MEMBER, LLC (DE)
512.MCP VOA HOLDINGS, LLC (DE)
513.MCP VOA I & III, LLC (DE)
514.MCP VOA II, LLC (DE)
515.MCP WEST BROAD MARKETPLACE, LLC (DE)
516.MCP WEST FORK, LLC (DE)
517.MCPF FEEDER A, LP (CAYMAN ISLANDS)
518.MCPF - NEEDHAM, LLC (DE)
519.MCPF ACQUISITION, LLC (DE)

14

520.MCPF FOXBOROUGH, LLC (DE)
521.MCPP MARBELLA MEMBER, LLC (DE)
522.MEC 7001 ARLINGTON, LLC (DE)
523.MEC 83 HAPPY VALLEY MEMBER, LLC (DE)
524.MEC BURLINGTON WOODS BIOCENTER, LLC (DE)
525.MEC CHAPEL HILLS EAST MEMBER, LLC (DE)
526.MEC ESG TRS, LLC (DE)
527.MEC FILLMORE CHERRY CREEK, LLC (DE)
528.MEC HERITAGE CREEKSIDE OWNER, LLC (DE)
529.MEC MA PROPERTY REIT, LLC (DE)
530.MEC PATRIOT PARK 5 LLC (DE)
531.MEC PROPERTY MANAGEMENT, LLC (DE)
532.MEC RIVARD ROAD MEMBER, LLC (DE)
533.MEC SALT LAKE CITY HOTEL OWNER, LLC (DE)
534.MEC SALT LAKE CITY HOTEL TRS LESSEE, LLC (DE)
535.MEC SLOVER AVENUE MEMBER, LLC (DE)
536.MEC THE OVERLOOK LLC (DE)
537.MEC WHITELAND LOGISTICS, LLC (DE)
538.METLIFE COMMERCIAL MORTGAGE INCOME FUND, LP (DE)
539.METLIFE COMMERCIAL MORTGAGE REIT, LLC (DE)
540.METLIFE COMMERCIAL MORTGAGE ORIGINATOR, LLC (DE)
541.METLIFE CORE PROPERTY FUND, LP (DE)
542.METLIFE CORE PROPERTY HOLDINGS, LLC (DE)
543.METLIFE CORE PROPERTY REIT, LLC (DE)
544.METLIFE CORE PROPERTY TRS, LLC (DE)
545.METLIFE EMEKLILIK VE HAYAT A.S. (TURKEY)
546.METLIFE EMERGING MARKET DEBT BLEND FUND (INSURANCE RATED), L.P. (DE) 57.94%
547.METLIFE ENHANCED CORE PROPERTY FUND, LP (DE)
548.METLIFE ENHANCED CORE PROPERTY HOLDINGS, LLC (DE)
549.METLIFE ENHANCED CORE PROPERTY REIT, LLC (DE)
550.METLIFE ENHANCED CORE TRS, LLC (DE)
551.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS (FEEDER), L.P. (CAYMAN)
552.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS GP, L.P. (DE)
553.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS II (FEEDER), LP (CAYMAN ISLANDS)
554.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS II ACQUISITION CO, LP (DE)
555.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS II GP, LP (DE)
556.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS II ULTIMATE GP, LLC (DE)
557.METLIFE INVESTMENT PRIVATE EQUITY PARTNERS ULTIMATE GP, L.L.C. (DE)
558.METLIFE MIDDLE MARKET PRIVATE DEBT FUND II, LP (DE)
559.METLIFE MIDDLE MARKET PRIVATE DEBT FUND, LP (DE)
560.METLIFE STRATEGIC HOTEL DEBT FUND, LP (DE)
561.METLIFE STRATEGIC HOTEL ORIGINATOR, LLC (DE)
562.METLIFE, LIFE INSURANCE COMPANY (EGYPT)

15

563.MMPDF GLOVES HOLDINGS, LP (DE)
564.MOUNTAIN TECHNOLOGY CENTER A, LLC (DE)
565.MOUNTAIN TECHNOLOGY CENTER B, LLC (DE)
566.MOUNTAIN TECHNOLOGY CENTER C, LLC (DE)
567.MOUNTAIN TECHNOLOGY CENTER D, LLC (DE)
568.MOUNTAIN TECHNOLOGY CENTER E, LLC (DE)
569.MTC FUND II, LLC (DE)
570.MTC FUND III, LLC (DE)
571.PNB METLIFE INDIA INSURANCE COMPANY LIMITED (INDIA)
572.SINO-US UNITED METLIFE INSURANCE CO., LTD. (CHINA)
573.SLEEPY HOLLOW RESIDENCES LLC (DE)
574.VINEYARD AVENUE INDUSTRIAL VENTURE, LLC (DE)
575.VINEYARD AVENUE INDUSTRIAL, LLC (DE)